FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 27, 1999


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-2
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last reort.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-2, on June 27, 1999. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated April 27, 1999, between and among Structured Asset Mortgage Investments Trust, as Issuer, Norwest Bank Minnesota, National Association, as Trustee, and Cendant Mortgage Corporation, as Master Servicers.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.1) June 27, 1999 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:       July 15, 1999                     By:    S/Sam Molinaro
                                                       Sam Molinaro
                                                       Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.1)              June 27, 1999 - Information on
                         Distribution to Certificateholders






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